Exhibit 99.1

QUipt Home Medical announces cooperation agreement WITH KANEN wealth Management remains committed to executing growth plans and enhancing shareholder value

Cincinnati, Ohio – March 4, 2025 – Quipt Home Medical Corp. (the “Company” or “Quipt”) (NASDAQ: QIPT; TSX: QIPT), a U.S. based home medical equipment provider, focused on end-to-end respiratory care, today announced that it has entered into a cooperation agreement (the “Agreement”) with David Kanen, Philotimo Fund, LP and Kanen Wealth Management, LLC (collectively with their affiliates, “Kanen”), under which Kanen has agreed to withdraw its notice of its intent to solicit proxies in support of four director candidates at the Company’s upcoming 2025 annual general meeting of shareholders in opposition to the director candidates recommended by the Company. As part of the Agreement, the Company’s Board of Directors (the “Board”) has granted Kanen certain Board access rights for as long as Kanen maintains aggregate beneficial ownership of at least 3.5% of the Company’s outstanding shares. These access rights include the right to request and conduct quarterly discussions with either the Chairman of the Board or another non-executive director designee of the Board.

Under the Agreement, the Company agreed to establish a new committee of the Board to review and provide analysis and non-binding recommendations to the Board pertaining to Kanen’s previously communicated recommendations related to corporate governance and other areas related to the Company’s operations.

“We want to thank Kanen for their constructive discussions and valuable insights,” stated Mark Greenberg, Lead Independent Director of the Board. “We appreciate the perspectives of all shareholders and welcome ongoing engagement as management executes on our strategic growth plans to drive long-term growth.”

David Kanen, President and CEO of Kanen commented: “We appreciate the Company’s willingness to engage with us and its commitment to maximizing value for Quipt shareholders. The formation of this Committee is an important step, and we look forward to working constructively with the Company to help unlock long-term value.”

Pursuant to the Agreement, Kanen has also agreed to a customary standstill, a voting commitment and other provisions. The full text of the Agreement will be filed as an exhibit to a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) and with the Canadian securities regulators.

Advisors

DLA Piper serves as the Company’s legal advisors in Canada and the United States. In addition, Vinson & Elkins L.L.P. and Goodmans LLP assisted as legal advisors to the Company, along with Longacre Square Partners as strategic advisor.

ABOUT QUIPT HOME MEDICAL

The Company provides in-home monitoring and disease management services including end-to-end respiratory solutions for patients in the United States healthcare market. It seeks to continue to expand its offerings to include the management of several chronic disease states focusing on patients with heart or pulmonary disease, sleep disorders, reduced mobility, and other chronic health conditions. The primary business objective of the Company is to create shareholder value by offering a broader range of services to patients in need of in-home monitoring and chronic disease management. The Company’s organic growth strategy is to increase annual revenue per patient by offering multiple services to the same patient, consolidating the patient’s services, and making life easier for the patient.

For further information please visit our website at www.quipthomemedical.com, or contact:

Cole Stevens

VP of Corporate Development

Quipt Home Medical Corp.

859-300-6455

cole.stevens@myquipt.com

Gregory Crawford

Chief Executive Officer

Quipt Home Medical Corp.

859-300-6455

investorinfo@myquipt.com

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, “potential”, “will”, “seek”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company, are intended to identify forward-looking information. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation, those risk factors discussed or referred to in the Company’s disclosure documents, including the Company’s most recent Annual Report on Form 10-K, filed with the SEC and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release is made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Important Additional Information

On January 24, 2025, the Company filed a Management Information and Proxy Circular (as may be amended or supplemented from time to time, the “Circular”) and WHITE Proxy Card with the SEC and on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) in connection with its solicitation of proxies in support of four director candidates to the Board at the 2025 annual general meeting of shareholders of the Company to be held on March 17, 2025 (including any adjournments, reschedulings, continuations or postponements thereof, the “Meeting”).

On January 25, 2025, the Company received a letter pursuant to Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from Kanen purporting to provide notice of Kanen’s intent to solicit proxies in support of four director candidates in opposition to the Company’s four director candidates. As part of the Cooperation Agreement, Kanen has agreed to withdraw its notice of intent to solicit proxies in support of any opposition candidates.

SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE CIRCULAR, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH, OR FURNISHED TO, THE SEC AND SEDAR+ CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MEETING.

Participant Information

The Company, its directors (Gregory Crawford, Chairman of the Board and Chief Executive Officer, Mark Greenberg, Dr. Kevin A. Carter and Brian J. Wessel) and certain of its executive officers (Hardik Mehta, Chief Financial Officer) are “participants” (as defined in Section 14(a) of the Exchange Act) in the solicitation of proxies from the Company’s shareholders in connection with matters to be considered at the Meeting. Information about the compensation of our non-employee directors and our named executive officers is set forth in the section of the Circular titled “Executive Compensation,” which commences on page 15. Information regarding the participants’ holdings of the Company’s securities can be found in the section if the Circular titled “Voting Securities and Principal Holders,” which commences on page 3 and is available here.